SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SPECIAL OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 8, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 8, 2021: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at
www.specialopportunitiesfundinc.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock (the “Stockholders”) of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 8, 2021 at 11:00 a.m., Eastern time, at the offices of Bulldog Investors, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, for the following purposes:

(1)
To elect six Directors to the Fund’s Board of Directors to serve until the Fund’s next Annual Meeting of Stockholders in 2022 and until their successors have been duly elected and qualified (Proposal 1);

(2)	To provide a non-binding advisory vote on whether the amendment to the Fund’s proxy voting policy is in the best interests of the Fund and its Stockholders (Proposal 2); and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 13, 2021 as the record date for the determination of Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 27, 2021.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s stock at the close of business on October 13, 2021.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of Bulldog Investors by contacting U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.  Prior to the Meeting, the Fund will issue a press release containing instructions for Stockholders that plan to attend the Meeting in person and instructions for Stockholders that would like to access a post-Meeting telephonic question and answer session.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

November 10, 2021

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN
AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.  YOUR
PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

 The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts	Valid Signature
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1) ABC trust account	Jane B. Doe, Trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SPECIAL OPPORTUNITIES FUND, INC.

615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2021

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Special Opportunities Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 8, 2021, at 11:00 a.m., Eastern time, at the offices of Bulldog Investors, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock (the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 10, 2021.

For a proposal requiring the vote of Stockholders, the presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of stock of the Fund on the record date, October 13, 2021) is necessary to constitute a quorum for the transaction of business.   In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.voteproxy.com; by telephone by calling 1-800-776-9437; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of Stockholders, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposal 1) or on a proposal which requires a majority of the votes validly cast (i.e., Proposal 2).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s stock of record on the close of business on October 13, 2021 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock held on October 13, 2021.  As of the record date, October 13, 2021, there were 12,712,964 shares of the Fund’s common stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent semi-annual report for the period ended June 30, 2021 and the Fund’s most recent annual report for the fiscal year ended December 31, 2020 may be obtained by visiting the Fund’s website at www.specialopportunitiesfundinc.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 27, 2021.

Required Vote for Adoption of Proposals.

Proposal 1 to elect six Directors to the Fund’s Board of Directors to serve until the Fund’s next Annual Meeting of Stockholders in 2022 and until their successors have been duly elected and qualified requires the affirmative vote of a plurality (i.e., a simple majority of the votes cast at the meeting) of the votes cast at the Meeting by Stockholders, in person or by proxy, on such Proposal, provided a quorum is present.

Proposal 2 whether the amendment to the Fund’s proxy voting policy is in the best interests of the Fund and its Stockholders is advisory and non-binding on the Board and requires the affirmative vote of a majority of the votes cast at the Meeting by Stockholders, in person or by proxy, provided a quorum is present.

PROPOSAL 1:  TO ELECT SIX DIRECTORS TO THE FUND’S BOARD OF DIRECTORS, TO SERVE
UNTIL THE FUND’S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2022 OR UNTIL THEIR
SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

The Board of Directors is ordinarily comprised of six Directors.  Proposal 1 relates to the election of six Directors.  The Board of Directors has nominated Andrew Dakos, Phillip Goldstein, Marc Lunder, Gerald Hellerman, Charles Walden and Ben Harris to be elected by Stockholders.  Each of Messrs. Dakos, Goldstein, Lunder, Hellerman, Walden and Harris  currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.

At the Meeting, Stockholders will be asked to vote for the election of Messrs. Dakos, Hellerman, Walden, Goldstein, Harris and Lunder.  If elected, Messrs. Dakos, Hellerman, Walden, Goldstein, Harris and Lunder will each serve until the Fund’s next Annual Meeting of Stockholders in 2022 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Dakos, Hellerman, Walden, Goldstein, Harris and Lunder have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Dakos, Hellerman, Walden, Goldstein, Harris and Lunder.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Dakos, Hellerman, Walden, Goldstein, Harris and Lunder should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Dakos, Goldstein, Lunder, Hellerman, Walden and Harris must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by Stockholders, present in person or represented by proxy at the Meeting, provided a quorum is present.   Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

 Directors and Officers

 Set forth below are the Directors, nominees for Directors and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 13, 2021.  Messrs. Harris, Hellerman, Lunder and Walden are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.  Messrs. Dakos and Goldstein are each considered Interested Directors because of their affiliation with the Adviser and their positions as officers of the Fund.  In the past 10 years, there have been no legal proceedings against any of the directors, nominees or officers and none that are pending.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
INTERESTED DIRECTOR NOMINEES
Andrew Dakos*** (55)	President as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Chairman, Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust (until 2020); Trustee, High Income Securities Fund; Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Emergent Capital, Inc. (until 2017).

Phillip Goldstein*** (76)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Trustee, Crossroads Liquidating Trust (until 2020); Chairman, Mexico Equity and Income Fund, Inc.; Director, MVC Capital, Inc. (until 2020); Chairman, High Income Securities Fund; Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Swiss Helvetia Fund, Inc.; Chairman, Emergent Capital, Inc. (until 2017).

INDEPENDENT DIRECTOR NOMINEES
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Gerald Hellerman**** (83)	Independent Director	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	1
Director, Mexico Equity and Income Fund, Inc.; Trustee, Fiera Capital Series Trust; Trustee, High Income Securities Fund; Director, Swiss Helvetia Fund, Inc.; Director, MVC Capital, Inc (until 2020); Director, Emergent Capital, Inc. (until 2017); Trustee, Crossroads Liquidating Trust (until 2020); Director, Ironsides Partners Opportunity Offshore Fund Ltd. (until 2016).

Ben H. Harris (53)	Independent Director	1 year; Since 2009	Chief Executive Officer of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	1	Trustee, High Income Securities Fund

Charles C. Walden (76)	Independent Director	1 year; Since 2009	President and Owner of Sound Capital Associates, LLC (consulting firm).	1	Independent Chairman, Third Avenue Funds (fund complex consisting of three funds and one variable series trust) (until 2019).

Marc Lunder (57)	Independent Director	1 year; Since 2015	Managing Member of Lunder Capital LLC	1	None

OFFICERS
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Andrew Dakos*** (see biography above)	President as of October 2009	--	--

Rajeev Das*** (52)	Vice-President as of October 2009	1 year; Since 2009	Principal of the Adviser since 2009.

Thomas Antonucci *** (52)	Chief Financial Officer and Treasurer as of January 2014	1 year; Since 2014	Director of Operations at Bulldog Investors since November 2006.

Phillip Goldstein*** (see biography above)	Chairman and Secretary as of October 2009	--	--

Stephanie Darling*** (51)	Chief Compliance Officer as of April 2020	1 year; Since 2020
General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of High Income Securities Fund, Swiss Helvetia Fund and Mexico Equity and Income Fund; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.

*	The address for all Directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act for the period prior to March 31, 2020 because he served as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLP.  Beginning April 1, 2020, Mr. Hellerman is no longer considered an “interested person” of the Fund.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 13, 2021 indicating the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

Andrew Dakos.
Mr. Dakos has been the President and a Director of SPE since 2009. Mr. Dakos has over 15 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships, and is a partner of Bulldog Investors, LLP, which serves as the investment adviser of the Fund and separately-managed accounts. Mr. Dakos is also a director of two other closed-end funds, one subsidiary of a large commercial real estate company and one liquidating trust.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of SPE since 2009.  Mr. Goldstein has over 25 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships, and is a partner of Bulldog Investors, LLP, which serves as the investment adviser of the Fund and separately-managed accounts.  Mr. Goldstein is also a director of three other closed-end funds, one subsidiary of a large commercial real estate company, one business development company and one liquidating trust.

Ben H. Harris.
Mr. Harris has been a Director of SPE since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Funds, Mr. Harris is currently a director of ten private companies and one other closed-end fund.

Gerald Hellerman.
Mr. Hellerman has been a Director of SPE since 2009 and served as its Chief Compliance Officer from January 2010 to March 2020.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission, Special Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Marc Lunder
Mr. Lunder has been a Director of the Fund since 2015.  He has over 25 years of experience in the financial industry and as a private investor. Mr. Lunder is currently a private investor with experience evaluating public companies, private companies and investment funds.

Charles C. Walden.
Mr. Walden has been a Director of SPE since 2009.  He has over 40 years of experience in investment management, including 30 years’ experience as a chief investment officer in the life insurance industry.  He has served on the board of directors of mutual funds for over 20 years.  Mr. Walden is a Chartered Financial Analyst.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure. The Board currently consists of six individuals, two of whom are Interested Directors of the Adviser.  The Chairman of the Board, Mr. Goldstein, is an Interested Director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Director’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $45,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in arrears, plus $5,000 for each special Board meeting attended in person (or $500 if attended by telephone).  The Independent Directors each receive $500 for special committee meetings held in between regularly scheduled Board meetings. As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman each receives $5,000, and the Nominating and Corporate Governance Chairman receives $3,000.  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

Directors who are “interested persons” of the Adviser will not receive any compensation for their services as Directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.  The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended December 31, 2020.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*
Independent Directors
Marc Lunder	$48,500	None	None	$48,500
Ben H. Harris	$50,500	None	None	$50,500
Charles C. Walden	$50,500	None	None	$50,500
Gerald Hellerman**	$58,000	None	None	$58,000
Interested Directors
Andrew Dakos	None	None	None	None
Phillip Goldstein	None	None	None	None
*	The Fund Complex is comprised of only the Fund.
**
Includes compensation received by Mr. Hellerman from the Fund during the fiscal year ended December 31, 2020 for service in his capacity as the Fund’s Chief Compliance Officer, in the amount of $12,500.  Mr. Hellerman resigned from his position as Chief Compliance Officer of the Fund as of March 31, 2020.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of October 13, 2021, the Directors and officers of the Fund beneficially owned, as a group, less than 2% of the shares of the Fund’s common stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 13, 2021.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Ben H. Harris	Independent Director	Over $100,000	Over $100,000
Gerald Hellerman**	Independent Director	Over $100,000	Over $100,000
Marc Lunder	Independent Director	Over $100,000	Over $100,000
Charles C. Walden	Independent Director	Over $100,000	Over $100,000
Andrew Dakos***	Interested Director, President	Over $100,000	Over $100,000
Phillip Goldstein***	Interested Director, Chairman and Secretary	Over $100,000	Over $100,000
Thomas Antonucci***	Chief Financial Officer and Treasurer	$0	$0
Rajeev Das***	Vice President	$10,001-$50,000	$10,001-$50,000
Stephanie Darling***	Chief Compliance Officer	$0	$0
*	The Family of Investment Companies is comprised of only the Fund.
**	Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.
***
Messrs. Dakos, Goldstein, Antonucci, and Das and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Director Transactions with Fund Affiliates.  As of December 31, 2020, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL
1 FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. ANY SIGNED BUT
UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended December 31, 2020, each present Director and nominee for Director attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held since his respective election.  During the fiscal year ended December 31, 2020, the Board met four times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and (v) to act as liaison between the Fund’s independent auditors and the full Board.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The Audit Committee currently consists of Messrs. Harris, Walden and Lunder.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Mr. Walden is the Chairman of the Audit Committee. During the fiscal year ended December 31, 2020, the Board’s Audit Committee met three times.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.

The Nominating and Corporate Governance Committee currently consists of Messrs. Harris, Walden and Lunder. None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  Mr. Lunder is the Chairman of the Nominating and Corporate Governance Committee.  During the fiscal year ended December 31, 2020, the Board’s Nominating and Corporate Governance Committee met one time.

    In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by Stockholders if a vacancy occurs.  In order to recommend a nominee, a Stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The Stockholder’s letter should state the nominee’s name, whether such nominee is to be elected by all stockholders or preferred stockholders only and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.  Stockholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities.  The Valuation Committee consists of three of the Board’s Independent Directors, Messrs. Harris, Walden and Lunder.  Mr. Harris serves as the Chairman of the Valuation Committee.  The Valuation Committee of SPE met four times during the fiscal year ended December 31, 2020.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) audited the Fund’s financial statements for the fiscal year ended December 31, 2020 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

A representative of Tait Weller is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait Weller for the fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered to the Fund:

	Aggregate Total for Fiscal Year Ended December 31, 2020	Aggregate Total for Fiscal Year Ended December 31, 2019
Audit Fees	$39,000	$45,250
Audit-Related Fees	$2,000	$2,000
Tax Fees	$4,000	$5,250
All Other Fees	$0	$0

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended December 31, 2020 and December 31, 2019, there were no fees billed by Tait Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

 All of the services performed by Tait Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

  For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by Tait Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	December 31, 2020	December 31, 2019
Fund	$6,000	$7,250
Adviser	$0	$0

Audit Committee Pre-Approval

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report

The Audit Committee has met and held discussions with the Administrator and Tait Weller.  Tait Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait Weller.  The Audit Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

Tait Weller also provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with Tait Weller its independence, in light of  the services Tait Weller is providing.

Based upon the Audit Committee’s discussion with the Administrator and Tait Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2020, filed with the SEC.

Respectfully submitted,

Ben H. Harris, Marc Lunder and
Charles C. Walden, Chairman

 PROPOSAL 2: WHETHER THE AMENDMENT TO THE FUND’S PROXY VOTING POLICY IS IN THE
BEST INTEREST OF THE FUND AND ITS STOCKHOLDERS

Proposal 2 relates to the Fund’s proxy voting policy. With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the 1940 Act, the Fund’s proxy voting policy requires the Fund to “mirror vote” all such proxies received by the Fund, unless the Adviser deems it appropriate to seek instructions from Fund stockholders with regard to such vote. Under the Fund’s previous proxy voting policy, the Fund voted such proxies as determined by a majority of the proxy voting instructions received from Fund stockholders. The Fund’s proxy voting policy was amended in August 2021 to provide that such proxies are instead to be voted proportionally based upon the total number of shares owned by those stockholders that provide instructions. See Appendix A for a copy of the Fund’s amended proxy voting policy.

By voting FOR Proposal 2, you will be agreeing to the amendment to the proxy voting policy described above.

Proposal 2 is a non-binding, advisory vote. The Board is seeking stockholder input as to whether the Fund’s proxy voting policy, as recently amended by the Board, is in the best interests of the Fund and its stockholders. If Fund stockholders fail to approve Proposal 2, the Board may, but is not obligated to, consider making changes to the Fund’s proxy voting policy as amended. In addition, the Board may determine to further amend the proxy voting policy in the future if the Board determines that such amendments are in the best interests of the Fund and its stockholders.

Required Vote

Approval of Proposal 2 (whether the amendment to the Fund’s proxy voting policy is in the best interests of the Fund and its Stockholders) requires the affirmative vote of a majority of the votes cast, present in person or represented by proxy at the Meeting, provided a quorum is present. Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the majority vote required for Proposal 2.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 2 (WHETHER THE FUND’S PROXY VOTING POLICY, AS AMENDED IN AUGUST 2021, CONTINUES TO BE IN THE BEST INTERESTS OF THE FUND AND ITS STOCKHOLDERS).  ANY SIGNED BUT UNMARKED PROXIES WILL ABSTAIN FROM VOTING ON THIS PROPOSAL (AND THEREFORE WILL HAVE NO BEARING ON THE OUTCOME).

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year, and Forms 5 and amendments thereto furnished to the Fund with respect to the most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, no person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2020.

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of July 1, 2021, 5% or more of the common stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*	Percent of Voting Stock
Common Stock	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	1,855,512**	14.60%	14.60%

*	Percent of class is based on the number of shares of common stock of the Fund outstanding as of October 13, 2021.
**	As reported to the SEC on Schedule 13G on February 12, 2021.

Other Matters

Historically, the Fund has asked its Stockholders to approve the process by which the Fund votes proxies received thereby from any closed end investment company in the Fund’s portfolio.  The Fund will no longer include such a proposal in its annual proxy statement.  With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Adviser will “mirror vote” all such proxies received by the Fund, unless the Adviser deems it appropriate to seek instructions from Fund Stockholders with regard to such vote. In such circumstances, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those Stockholders that provide instructions.  The Adviser will post such instructions on the Fund’s website and will send an email indicating that it is seeking instructions to those Fund Stockholders who have requested to receive such information.  In each semi-annual report to Fund Stockholders, they are solicited to request to receive such information.

Stockholder Proposals

The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposal to be considered at the Fund’s next annual meeting of Stockholders in 2022 should send such proposals to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July 13, 2022 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

   In order for a stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the next 2022 annual meeting, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, no later than the close of business on October 11, 2022.

Stockholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of stockholder proposals.

Solicitation of Proxies

Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 8, 2021: The Notice of Annual Meeting of Stockholders and
Proxy Statement are Available on the Internet at www.specialopportunitiesfundinc.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

November 10, 2021

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS OF

SPECIAL OPPORTUNITIES FUND, INC.

December 8, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

2060300000000000000 9 120821

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect the following nominees to hold office until the Fund's next annual meeting of stockholders in 2022, and until their successors are elected and qualify or until they resign or are otherwise removed:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mr. Andrew Dakos
- ○ Mr. Phillip Goldstein
- ○ Mr. Ben Harris
- ○ Mr. Gerald Hellerman
- ○ Mr. Mark Lunder
- ○ Mr. Charles Walden

The Board of Directors recommends you vote FOR the nominees listed above:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors makes no recommendation with respect to the following non-binding proposal 2.

NOTE: Unmarked proxy cards will be voted FOR the above nominees, and will ABSTAIN on proposal 2.

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein. **If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.** Please indicate by filling in the appropriate box on the left.

WE NEED YOUR VOTE BEFORE DECEMBER 8, 2021

Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.